1Q 2015 Earnings Investor Presentation April 30, 2015 Exhibit 99.2

EARNINGS CALL DETAIL Timken 1Q 2015 Earnings Conference Call Conference Call: Thursday, April 30, 2015 11:00 a.m. Eastern Time Live Dial-In: 888-778-9065 or 913-312-1503 (Call in 10 minutes prior to be included.) Conference ID: Timken Earnings Call Conference Call Replay: Replay Dial-In available through May 14, 2015 888-203-1112 or 719-457-0820 Replay Passcode: 7158396 Live Webcast: www.timken.com/investors 2

FORWARD-LOOKING STATEMENTS SAFE HARBOR AND NON-GAAP FINANCIAL INFORMATION Certain statements in this presentation (including statements regarding the company's forecasts, beliefs, estimates and expectations) that are not historical in nature are "forward-looking" statements within the meaning of the Private Securities Litigation Reform Act of 1995. In particular, the statements related to Timken’s plans, outlook, future financial performance, targets, projected sales, cash flows, liquidity and expectations regarding the future financial performance of the company, including the information under the headings, “Outgrowth Initiatives”, “2015 Outlook Update”, “Our Focus”, “1Q 2015 Net Income and Diluted EPS”, “2015 Full- Year Outlook”, “Capital Allocation” and “2015 Adj. EPS Outlook – Walk from 2014” are forward-looking. The company cautions that actual results may differ materially from those projected or implied in forward-looking statements due to a variety of important factors, including: the finalization of the company's financial statements for the first quarter of 2015; the company’s ability to respond to the changes in its end markets that could affect demand for the company’s products; unanticipated changes in business relationships with customers or their purchases from the company; changes in the financial health of the company’s customers, which may have an impact on the company’s revenues, earnings and impairment charges; fluctuations in raw-material and energy costs; the impact of the company’s last-in, first-out accounting; weakness in global or regional economic conditions and financial markets; fluctuations in currency valuations; changes in the expected costs associated with product warranty claims; the ability to integrate acquired companies to achieve satisfactory operating results; the impact on operations of general economic conditions; fluctuations in customer demand; the impact on the company’s pension obligations due to the changes in interest rates, investment performance and other tactics designed to reduce risk, the company’s ability to complete and achieve the benefits of its announced plans, programs, initiatives and capital investments; the taxable nature of the spinoff; and the company’s ability to realize the potential benefits of the spinoff of the steel business and avoid possible indemnification liabilities under certain agreements it entered into with TimkenSteel Corporation in connection with the spinoff. Additional factors are discussed in the company’s filings with the Securities and Exchange Commission, including the company’s annual report on Form 10-K for the year ended Dec. 31, 2014, quarterly reports on Form 10-Q and current reports on Form 8-K. Except as required by the federal securities laws, the company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. This presentation includes certain non-GAAP financial measures as defined by the rules and regulations of the Securities and Exchange Commission. Reconciliation of those measures to the most directly comparable GAAP equivalents are provided in the Appendix to this presentation. 3

AGENDA ● Overview & Business Update Rich Kyle – President and CEO ● Financial Review Phil Fracassa – Executive Vice President and CFO ● Question/Answer 4

1Q 2015 HIGHLIGHTS ● Sales of $723 million down 2% from prior year, up 3% excluding currency of 5% ‒ Process Industries up 5%; up 9% excluding negative currency of 4% ‒ Mobile Industries sales down 7%; 4.5% of decline related to currency ● Net loss per share of $(1.54) versus net income of $0.64 in same quarter last year ‒ 1Q-15 adjusted EPS of $0.50, flat compared to prior-year despite currency ‒ Adjusted EBIT margin of 10.1% comparable to a year ago ● Capital Allocation ‒ Returned ~$120 million to shareholders in the quarter through the purchase of 2.3 million shares and dividends ‒ Ended the quarter at 20% Net Debt-to-Capital Note: See Appendix for reconciliation of adjusted EPS, adjusted EBIT margins and Net Debt to Capital to their most directly comparable GAAP equivalents. 5

6 IMPROVING COST STRUCTURE – SG&A Steadily Reducing Expense While Investing For Growth $141.8 $136.8 $132.2 $131.7 $128.5 $120 $125 $130 $135 $140 $145 1Q-2014 2Q-2014 3Q-2014 4Q-2014 1Q -2015 ($ Mils.) $13.3 Mils. Cost Improvement Percent of Sales 19.2% 17.3% 16.8% 17.3% 17.8%

2015 OUTLOOK UPDATE January Outlook April Outlook Change Reflects Sales $3.1 Bil. $3.0 Bil. Markets / Penetration + 4% + 1% • Flat markets with modest outgrowth Currency - 3% - 5% • Impact of stronger US dollar Total + 1% - 4% Earnings (EPS) $2.65- $2.75 $2.30-$2.40 Currency Impact $(0.15) $(0.35) EBIT Margin 12.5 to 13% ~11.5% 7

8 OUTGROWTH INITIATIVES Hub Bearings: Launching new hub bearing for automotive OE Timken Power Systems: New high-speed gear drive manufacturing facility in Houston Housed Units: Introduced at Hannover Fair our newest housed unit bearing line, which includes Revolvo products Spherical Roller Bearings: Launched expanded Product line, designed to run cooler and longer Geographic Expansion: Continue to grow geographically, particularly in Asia, where sales were up 11% (excluding currency) in 1Q 2015

OUR FOCUS 9 ● Adjust to the strong dollar environment ● Remain flexible to respond to the market environment ● Drive margin enhancement/competitiveness initiatives - Operational excellence - Mix - SG&A efficiency ● Continue to build our pipeline of outgrowth initiatives ● Capital Allocation

Financial Review

● Sales of $723 million, down 2% from a year ago ‒ Growth of 2.5% driven by wind energy, military marine and rail sectors, and the benefit of acquisitions ‒ More than offset by negative currency of 4.5% 1Q 2015 FINANCIAL HIGHLIGHTS – SALES 1Q ’15 1Q ’14 $722.5 $736.8 $ B/(W) Sales % B/(W) $(14.3) (2)% ($ Millions) 1Q 2014 Organic Growth Acquisitions Currency 1Q 2015 $12 $7 $737 $723 $(33) 11 1Q-2015 Excluding vs. impact Region 1Q-2014 of currency NA 1% 2% EMEA -14% 2% APAC 8% 11% LatAm -14% -6% Geographic Sales Comparison

1Q 2015 FINANCIAL HIGHLIGHTS – EBIT 1Q ’15 1Q ’14 $722.5 $736.8 $ B/(W) Sales % B/(W) $(14.3) (2)% 202.5 218.1 Gross Profit 128.5 141.8 SG&A 3.2 Impairment & restructuring $92.8 EBIT ($ Millions) % of sales 17.8% 19.2% % of sales 28.0% 29.6% (160) bps 140 bps Note: See Appendix for reconciliation of EBIT and EBIT margin to their most directly comparable GAAP equivalents. 20.4 13.3 6.2 $(148.8) (1.4) $(241.6) (15.6) Non-cash pension settlement charges related to purchase of group annuity contract in January NM 12.6% EBIT Margins NM 12 Includes gain on sale of real estate in Brazil of ~$23 million 0.7 Pension settlement charges 215.2 Other (expense) income, net

1Q 2015 FINANCIAL HIGHLIGHTS – ADJ. EBIT Note: See Appendix for reconciliation of EBIT, adjusted EBIT, and EBIT and adjusted EBIT margin to their most directly comparable GAAP equivalents. Adjustments: $73.0 $75.1 EBIT after adjustments $(2.1) (3)% 10.1% 10.2% EBIT Margins (10) bps 6.6 - Impairment & restructuring 215.2 0.7 - Pension settlement (22.6) - Gain on Brazil land sale -- 13 1Q ’15 1Q ’14 $ B/(W) % B/(W) ($ Millions) 4.2 $722.5 $736.8 Sales $(14.3) (2)% 202.5 218.1 Gross Profit 128.5 141.8 SG&A 3.2 Impairment & restructuring $92.8 EBIT % of sales 17.8% 19.2% % of sales 28.0% 29.6% (160) bps 140 bps 20.4 Other (expense) income, net 13.3 6.2 $(148.8) (1.4) $(241.6) (15.6) 0.7 Pension settlement charges 215.2

1Q 2015 EARNINGS COMPARISON ● Adjusted EBIT of $73 million or 10.1% of sales compares with $75 million or 10.2% of sales in the same period a year ago ‒ Negative currency and unfavorable mix more than offset the benefit of higher volume and lower SG&A expenses 1Q 2014 Volume / Mix Currency SG&A / Other 1Q 2015 Adjusted EBIT - ($ Millions) Note: Certain data contained in the graph above has been rounded for presentation purposes. See Appendix for reconciliations of adjusted EBIT and adjusted EBIT margin to their most directly comparable GAAP equivalents. $75 $73 $(5) $(7) 14 $10

1Q 2015 NET INCOME AND DILUTED EPS 1Q ’15 $(135.2) $(1.54) Net (Loss) Income - (Benefit) provision for income taxes Net Income, after adjustments $44.2 $0.50 $ in Millions EPS (42.4) 1Q ’14 $60.0 $0.64 $47.0 $0.50 $ in Millions EPS 4.7 Adjusted tax rate: Quarter 32% 34% - Impairment and restructuring charges 6.6 4.2 0.07 (0.48) 0.05 ● Adjusted EPS of $0.50, flat with prior year ● EPS benefited from the company’s share buyback program, including 2.3 million shares repurchased in the first quarter ● Adjusted tax rate of 32% in 1Q ‘15; expected for balance of 2015 0.05 - Pension settlement charges 215.2 0.7 2.45 0.01 - Gain on sale of real estate in Brazil - - (22.6) - - (0.24) 15

MOBILE INDUSTRIES Heavy Truck Light Vehicle Aerospace Rail ($ Millions) 2015 2014 Change Sales $393.0 $421.7 $(28.7) EBIT $35.4 $64.3 $(28.9) Margin 9.0% 15.2% (620) bps Adjusted(1): EBIT $36.4 $45.3 $(8.9) Margin 9.3% 10.7% (140) bps 1Q YOY Commentary 1Q Performance • Sales decrease of 6.8% driven by negative currency, lower aerospace, agriculture and automotive aftermarket demand, partially offset by growth in rail - Excluding currency impact of 4.5%, sales were down 2.3% • Decrease in adjusted EBIT driven by lower volume, unfavorable mix and currency partially offset by lower SG&A expenses Off-highway Currency Flat to down 1% -5% 16 (1) See Appendix for reconciliations of adjusted EBIT and adjusted EBIT margin to their most directly comparable GAAP equivalents. 2015 Full-Year Outlook Sales: Down 5 to 6% Adj. EBIT margin expected to be at low-end of 10-13% Targeted Range Earnings

PROCESS INDUSTRIES ($ Millions) 2015 2014 Change Sales $329.5 $315.1 $14.4 EBIT $45.2 $48.2 $(3.0) Margin 13.7% 15.3% (160) bps Adjusted(1): EBIT $50.8 $49.3 $1.5 Margin 15.4% 15.6% (20) bps 1Q YOY Commentary 1Q Performance • Sales increase of 4.6% due to market growth in wind energy and military marine sectors, as well as acquisitions, partially offset by negative currency - Excluding negative currency impact of 4.5%, sales were up 9.1% • Adjusted EBIT up slightly, reflecting higher volume partially offset by unfavorable mix and currency Original Equipment Industrial Aftermarket 2015 Full-Year Outlook (1) See Appendix for reconciliations of adjusted EBIT and adjusted EBIT margin to their most directly comparable GAAP equivalents. Currency + 2 to 3% -5% Sales: Down 2 to 3% 17 Earnings Adj. EBIT margin expected to be at low-end of 17-20% Targeted Range

1Q 2015 CASH FLOW OVERVIEW 1Q ’15 1Q ’14 $(134.8) $60.3 Income from Continuing Operations $17.0 $(1.3) Cash from operations (25.6) (14.5) Change in working capital (trade) (29.7) 11.1 Income taxes 33.5 (8.1) Depreciation & Amortization $(2.7) $(20.4) Free cash flow 218.2 Pension/OPEB expense, net of contributions / payments 35.1 (19.1) (19.7) Capital Expenditures (56.0) Other ($ Millions) (51.1) 18 Loss (gain) on sale of assets 0.3 (23.0) Includes non-cash pension settlement charges of $215.2 million related to purchase of group annuity contract

CAPITAL ALLOCATION Capital Structure Cash $169 Debt 523 Net Debt 354 Equity 1,416 Net Capital $1,770 Leverage Total Debt/Capital 27% Net Debt/Capital 20% ($ Millions) Balance Sheet (3/31/15) Target: 30 – 40% Net Debt Net Debt/ Capital $46 $236 $354 0% 10% 20% 30% 40% $0 $200 $400 $600 $800 2013 2014 1Q 2015 2015 2016 ($ Millions) Net Debt/Capital Note: Net Debt is not a GAAP measure. Management believes Net Debt is an important measure of the Company’s financial position, due to the amount of cash and cash equivalents. See Appendix for reconciliation of Net Debt and Net Debt/Capital to their most directly comparable GAAP equivalents. 19 13% 2% 20% Capital Expenditures Dividend Share Repurchases Acquisitions Framework: • Dividend of $0.25 per share, or $22 million, paid in 1Q-15; expect to remain at or above top-end of 25-to-35% targeted payout ratio • Repurchased 2.3 million common shares in 1Q-15 for $97 million; remaining share repurchase authorization of 6.6 million shares (expires 12/31/15) Highlights:

2015 Full-Year Outlook

Sales (vs. 2014)	Organic Growth	Currency	Net Sales
Mobile Industries	Flat to (1)%	(5)%	Down 5 to 6%
Process Industries	+2 to 3%	(5)%	Down 2 to 3%
Timken	+1%	(5)%	**Down 4%**
Earnings Per Share (EPS) - GAAP			**$0.60 - $0.70**
Includes:			
- Pension settlement charges (non-cash)			$(1.75)
- Cost-reduction / plant rationalization initiatives			$(0.20)
- Discrete tax accrual adjustments (non-cash)			$0.25
Adjusted EPS - excluding unusual items			**$2.30 - $2.40**
Free Cash Flow (FCF)			**~$190M**
FCF Conversion[(1)]			**~0.9x**

- Sales: down approximately 4%
  - Negative currency of 5%
  - Growth of 1%, driven by light vehicle, wind energy and rail, partially offset by aerospace and agriculture
- GAAP EPS estimate: $0.60 to $0.70 per diluted share
- Adjusted EPS Estimate of $2.30 to $2.40 per diluted share excluding unusual items
  - Adjusted EBIT margin of ~11.5%
    - Mobile Industries at lower-end of 10 to 13% target range
    - Process Industries at lower-end of 17 to 20% target range
  - Adj. tax rate of 32%
- Free Cash Flow of ~$190 million
  - Assumes CapEx of ~4% of sales
  - Conversion > 90%

(1) Adjusted net income divided by free cash flow. Adjusted net income excludes pension liability settlement charges and cost-reduction and plant rationalizations costs identified above. Free cash flow is defined as net cash provided by operating activities (includes pension contributions) minus capital expenditures.

20

Stronger. By Design. TIMKEN

2015 ADJ. EPS OUTLOOK – WALK FROM 2014 21 2015 Adjusted EPS Guidance Range: $2.30 - $2.40 Positives ● Organic sales growth of ~1%, with favorable cost (net) ● Share repurchases completed in 2014 ($0.05) and 1Q-2015 ($0.05) ● Tax rate improvement to 32% Negatives ● Currency ● Other items including: - Pension expense, primarily reflecting new mortality assumption - Higher interest expense Note: Share repurchases reflect the full-year benefit of share repurchases completed in 2014 and the first quarter of 2015. See Appendix for reconciliation of adjusted 2014 EPS to its most directly comparable GAAP equivalent. $2.55 $2.35 Mid-point of Guidance $0.10 $(0.05) $(0.35) $0.10 $(0.05) $0.05 Reflects volume and favorable material cost offset by negative mix - - - Approximate Estimates - - -

Appendix

GAAP RECONCILIATION: CONSOLIDATED EBIT & EBIT MARGIN 23 (Dollars in millions, except share data) (Unaudited) 2015 Percentage to Net Sales 2014 Percentage to Net Sales Net (Loss) Income (134.8)$ (18.7)% 83.8$ 11.4 % Income From Discontinued Operations, net of income taxes — —% (23.5) (3.2)% (Benefit) provision for income taxes (21.3) (2.9)% 28.0 3.8 % Interest expense 8.0 1.1% 5.5 0.7 % Interest income (0.7) (0.1)% (1.0) (0.1)% Consolidated (loss) earnings before interest and taxes (EBIT) (148.8)$ (20.6)% 92.8$ 12.6 % Adjustments: Pension settlement charges (1) 215.2 29.8% 0.7 0.1 % Impairment and restructuring charges (2) 6.6 0.9% 4.2 0.6 % Gain on sale of real estate in Brazil (3) — —% (22.6) (3.1)% Total Adjustments 221.8 30.7% (17.7) (2.4)% Consolidated earnings before interest and taxes (EBIT), after adjustments 73.0$ 10.1% 75.1$ 10.2% (3) Gain on the sale of real estate related to the sale of the former manufacturing facility in Sao Paulo, Brazil. (2) Impairment and restructuring charges related to plant closures, the rationalization of certain plants, and severance related to cost reduction initiatives. Reconciliation of EBIT to GAAP Net (Loss) Income, and EBIT Margin, After Adjustments, to Net (Loss) Income as a Percentage of Sales and EBIT, After Adjustments, to Net (Loss) Income: March 31, Three Months Ended The following reconciliation is provided as additional relevant information about the Company's performance. Management believes consolidated (loss) earnings before interest and taxes (EBIT) is representative of the Company's performance and that it is appropriate to compare GAAP net (loss) income to consolidated EBIT. Management also believes that EBIT and EBIT margin, after adjustments, are representative of the Company's core operations and therefore useful to investors. (1) Pension settlement charges related to the purchase of a group annuity contract from Prudential on January 23, 2015, that requires Prudential to pay and administer future pension benefits for approximately 5,000 U.S. Timken retirees, as well as lump sum distributions to new retirees during the first quarter of 2015.

GAAP RECONCILIATION: SEGMENT EBIT & EBIT MARGIN 24 Mobile Industries (Dollars in millions) (Unaudited) Three Months Ended March 31, 2015 Percentage to Net Sales Three Months Ended March 31, 2014 Percentage to Net Sales Earnings before interest and taxes (EBIT) 35.4$ 9.0% 64.3$ 15.2% Pension settlement charges (1) - - 0.7 0.2 % Impairment and restructuring charges (2) 1.0 0.3% 2.9 0.7 % Gain on sale of real estate in Brazil (3) - - (22.6) (5.4)% Earnings before interest and taxes (EBIT), after adjustments 36.4$ 9.3% 45.3$ 10.7% Process Industries (Dollars in millions) (Unaudited) Three Months Ended March 31, 2015 Percentage to Net Sales Three Months Ended March 31, 2014 Percentage to Net Sales Earnings before interest and taxes (EBIT) 45.2$ 13.7% 48.2$ 15.3% Impairment and restructuring charges (2) 5.6 1.7% 1.1 0.3 % Earnings before interest and taxes (EBIT), after adjustments 50.8$ 15.4% 49.3$ 15.6% Reconciliation of segment EBIT Margin, After Adjustments, to segment EBIT as a Percentage of Sales and segment EBIT, After Adjustments, to segment EBIT: The following reconciliation is provided as additional relevant information about the Company's Mobile Industries and Process Industries segment performance. Management believes that segment EBIT and EBIT margin, after adjustments, are representative of the segment's core operations and therefore useful to investors. (2) Impairment and restructuring charges related to plant closures, the rationalization of certain plants, and severance related to cost reduction initiatives. (1) Pension settlement charges related to the settlement of certain pension obligations in Canada. (3) Gain on the sale of real estate related to the sale of the former manufacturing facility in Sao Paulo, Brazil.

GAAP RECONCILIATION: NET INCOME & EPS 25 (Dollars in millions, except share data) (Unaudited) 2015 EPS 2014 EPS (Loss) Income from Continuing Operations (134.8)$ 60.3$ Less: Net Income Attributable to Noncontrolling Interest 0.4 0.3 Net (Loss) Income from Continuing Operations (135.2)$ (1.54)$ 60.0$ 0.64$ Adjustments: Pension settlement charges (1) 215.2$ 2.45$ 0.7$ 0.01$ Impairment and restructuring charges (2) 6.6 0.07 4.2 0.05 Gain on sale of real estate in Brazil (3) - - (22.6) (0.24) (Benefit) provision for income taxes (4) (42.4) (0.48) 4.7 0.05 Total Adjustments: 179.4 2.04 (13.0) (0.14) Adjusted Net Income from Continuing Operations 44.2$ 0.50$ 47.0$ 0.50$ Reconciliations of Adjusted Net Income from Continuing Operations and Net (Loss) Income from Continuing Operations to GAAP (Loss) Income from Continuing Operations and Adjusted Earnings Per Share to GAAP (Loss) Earnings Per Share: These reconciliations are provided as additional relevant information about the Company's performance. Management believes that adjusted net income from continuing operations, net (loss) income from continuing operations, and diluted (loss) earnings per share, adjusted to remove: (a) pension settlement charges; (b) impairment and restructuring charges; (c) gain on sale of real estate in Brazil; and (d) (benefit) provision for income taxes are representative of the Company's performance and therefore useful to investors. (1) Pension settlement charges related to the purchase of a group annuity contract from Prudential on January 23, 2015, that requires Prudential to pay and administer future pension benefits for approximately 5,000 U.S. Timken retirees, as well as lump sum distributions to new retirees during the first quarter of 2015. (4) (Benefit) provision for income taxes includes the tax impact on pre-tax special items, the impact of discrete tax items recorded during the respective periods, as well as adjustments to reflect the use of one overall effective tax rate on adjusted pre-tax income in interim periods. (2) Impairment and restructuring charges related to plant closures, the rationalization of certain plants and severance related to cost reduction initiatives. (3) Gain on the sale of real estate related to the sale of the former manufacturing facility in Sao Paulo, Brazil. Three Months Ended March 31,

GAAP RECONCILIATION: NET DEBT & FREE CASH FLOW 26 (Dollars in millions) (Unaudited) March 31, 2015 December 31, 2014 December 31, 2013 Short-term debt 3.7$ 8.0$ 269.3$ Long-term debt 519.7 522.1 176.4 Total Debt 523.4$ 530.1$ 445.7$ Less: Cash, cash equivalents and restricted cash (169.2) (294.1) (399.7) Net Debt 354.2$ 236.0$ 46.0$ Total equity 1,416.2$ 1,589.1$ 2,648.6$ Ratio of Total Debt to Capital 27.0% 25.0% 14.4 % Ratio of Net Debt to Capital 20.0% 12.9% 1.7% (Dollars in millions) (Unaudited) 2015 2014 Net cash provided (used) by operating activities from continuing operations 17.0$ (1.3)$ Less: capital expenditures (19.7) (19.1) Free cash flow (2.7)$ (20.4)$ Three Months Ended March 31, Reconciliation of Total Debt to Net Debt and the Ratio of Net Debt to Capital: This reconciliation is provided as additional relevant information about the Company's financial position. Capital, used for the ratio of total debt to capital, is defined as total debt plus total shareholders' equity. Capital, used for the ratio of net debt to capital, is defined as total debt less cash, cash equivalents and restricted cash plus total shareholders' equity. Management believes Net Debt is an important measure of the Company's financial position, due to the amount of cash and cash equivalents. Reconciliation of Free Cash Flow to GAAP Net Cash Provided by Operating Activities: Management believes that free cash flow is useful to investors because it is a meaningful indicator of cash generated from operating activities available for the execution of its business strategy.